UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2023

FATHOM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)

2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 888-455-6040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2023, Joshua Harley, the Chief Executive Officer, Director and Chairman of the Board of Directors (the “Board”) of Fathom Holdings, Inc. (the “Company”) resigned from his role as CEO and Director of the Company, effective November 13, 2023. On November 10, 2023, the Board appointed Marco Fregenal, President and Chief Financial Officer of the Company, to serve as Chief Executive Officer, in addition to his current responsibilities, and appointed Scott Flanders, current Director, as Chair of the Board, both effective as of November 13, 2023.

Mr. Harley’s resignation is not related to any matter relating to the Company’s operations, policies or practice. Mr. Harley will remain a non-executive employee of the Company as Founder and Chief Evangelist. A copy of a letter from Mr. Harley to the Company’s shareholders, agents and employees about his change in roles is attached hereto as Exhibit 99.1.

Mr. Fregenal has been the Company’s COO and CFO since 2012 and has been a member of the Board since February 2019. Mr. Fregenal has also served as the Company’s President since January 2018. Prior to joining the Company, Mr. Fregenal served as COO and CFO of EvoApp Inc, a provider of social media business intelligence, from 2009 to 2012. Mr. Fregenal holds a Bachelor of Science in economics from Rutgers University and a Masters in Econometrics and Operations Research from Monmouth University.

Mr. Fregenal is 59 years old and has no familial relationships with any executive officer or director of the Company. There have been no transactions in which the Company has participated and in which Mr. Fregenal had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

On November 13, 2023, the Company issued a press release announcing the matters described above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Letter Regarding Resignation

99.2	Press Release, dated November 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: November 13, 2023	/s/ Marco Fregenal
Marco Fregenal
Chief Executive Officer, President and Chief Financial Officer